UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2017 (May 24, 2017)

BLACKROCK, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 East 52nd Street, New York, New York		10055
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On May 24, 2017, BlackRock, Inc. (the “Company”) entered into an agreement (the “Lease”) with 50 HYMC Owner LLC (the “Landlord”) to lease approximately 847,000 rentable square feet of office space at a building to be located at 50 Hudson Yards, New York, New York (“50 Hudson Yards”).  The Company expects to locate its new corporate headquarters at 50 Hudson Yards, which is owned by a joint venture of The Related Companies, L.P. (“Related”) and Oxford Hudson Yards LLC (“Oxford”). The term of the Lease is twenty years from the rent commencement date, which is expected to begin on or about May 1, 2023, with the Company having the option to renew up to a specified term subject to certain conditions. The Company will have the option to terminate the Lease under certain circumstances prior to the completion of the full Lease term. Under the Lease, the Company may occupy the premises for a specified period of time before the Company’s obligation to pay rent commences. The Lease is expected to require annual base rental payments of approximately $50.8 million per year during the first five years of the Lease term, increasing every five years to $58.4 million, $66.1 million and $73.7 million per year (or approximately $1.25 billion in base rent over its twenty year term). The Company will also be responsible for its proportionate share of actual operating expenses, as well as property taxes or payments in lieu thereof.
In connection with the Lease, the Company and the Landlord also agreed on provisions for: the design and construction of 50 Hudson Yards, including a cash allowance to be provided to the Company for use in design and construction of the leased premises; indemnification of the Company if the Landlord cannot timely deliver the premises so as to enable the Company to occupy the leased premises and surrender its existing premises on or before May 1, 2023; and guarantees by Related and/or Oxford entities of payment and performance of the Landlord’s holdover indemnification and design and construction obligations referred to above.

Forward-looking Statements
This Form 8-K, and other statements that the Company may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to the Company’s future financial or business performance, strategies or expectations, including, but not limited to, expectations in connection with the Lease and the building. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.
The Company cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and the Company assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in the Company’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this Form 8-K, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of the Company’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the potential for human error in connection with the Company’s operational systems; (10) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to the Company or The PNC Financial Services Group, Inc.; (11) changes in law and policy accompanying the new administration and uncertainty pending any such changes; (12) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or the Company; (13) the ability to attract and retain highly talented professionals; (14) fluctuations in the carrying value of the Company’s economic investments; (15) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (16) the Company’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (17) the failure by a key vendor of the Company to fulfill its obligations to the Company; (18) any disruption to the operations of third parties whose functions are integral to the Company’s ETF platform; (19) the impact of the Company electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (20) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the Company’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on the Company’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.
The information contained under Item 1.01 above is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BlackRock, Inc. (Registrant)

Date: May 25, 2017	By:	/s/ Daniel R. Waltcher
	Name:	Daniel R. Waltcher
	Title:	Managing Director, Deputy General Counsel and Assistant Secretary